Exhibit 21.0
Company Subsidiary Report

Company Name	Jurisdiction
Accretive Asset Management, LLC	USA
Atlantic Wealth Holdings Limited	United Kingdom
Atlantic Wealth Management Limited	United Kingdom
Beijing HIW XinHE Investment Management Center	China
CM Investment Nominees Limited	United Kingdom
Coff Associates (Cayman) Limited	Cayman Islands
Elliott Associates Limited	United Kingdom
Gatefold Hayes GP Limited	United Kingdom
Greenspruce GP Limited	United Kingdom
Harbourview Asset Management Corp.	USA
HIW China Opportunity Fund SPC	China
HIW Private Equity Investment Management Limited	United Kingdom
Huaneng Invesco WLR (Beijing) Investment Fund Management Company Ltd.	China
HVH Immobilien- und Beteiligungs GmbH	Germany
India Asset Recovery Management Limited	India
i4C Technology Limited	United Kingdom
Intelliflo Australia Pty Ltd	Australia
Intelliflo Limited	United Kingdom
Invesco (B.V.I.) Nominees Limited	British Virgin Islands
Invesco (Cayman Islands) Ltd.	Cayman Islands
Invesco (India) Private Limited	India
Invesco Administration Services Limited	United Kingdom
Invesco Advisers, Inc.	USA
Invesco Asia Pacific Private Equity Investment and Fund Management (Shenzhen) Limited	China
Invesco Asset Management (Bermuda) Ltd.	Bermuda
Invesco Asset Management (India) Private Limited	India
Invesco Asset Management (Japan) Limited	Japan
Invesco Asset Management (Schweiz) AG	Switzerland
Invesco Asset Management Asia Limited	China
Invesco Asset Management Australia (Holdings) Ltd	Australia
Invesco Asset Management Deutschland GmbH	Germany
INVESCO Asset Management Ireland Holdings Limited	Ireland
Invesco Asset Management Limited	United Kingdom
Invesco Asset Management Pacific Limited	China
Invesco Asset Management Singapore Ltd	Singapore
Invesco Australia Limited	Australia
Invesco Canada Holdings Inc.	Canada
Invesco Canada Ltd./Invesco Canada Ltée	Canada
Invesco Capital Management LLC	USA
Invesco Capital Markets, Inc.	USA
Invesco Continental Europe Holdings SA	Germany
Invesco Distributors, Inc.	USA

Exhibit 21.0

Company Name	Jurisdiction
Invesco Far East Limited	United Kingdom
Invesco Finance PLC	United Kingdom
Invesco Finance, Inc.	USA
Invesco Financial Services Ltd. / Services Financiers Invesco Ltée	Canada
Invesco Fund Managers Limited	United Kingdom
Invesco Gemini Associates LLC	USA
INVESCO Global Asset Management (Bermuda) Limited	Bermuda
Invesco Global Asset Management DAC	Ireland
Invesco Global Direct Real Estate Feeder GP Ltd.	Canada
Invesco Global Direct Real Estate GP Ltd.	Canada
Invesco Global Investment Funds Limited	United Kingdom
Invesco Global Real Estate Asia Pacific Inc.	USA
Invesco Group Limited	United Kingdom
Invesco Group Services, Inc.	USA
Invesco GT Asset Management Limited	United Kingdom
Invesco Holding Company (US), Inc.	USA
Invesco Holding Company Limited	United Kingdom
Invesco Hong Kong Limited	China
Invesco Inc.	Canada
Invesco Indexing LLC	USA
Invesco Insurance Agency, Inc.	USA
INVESCO International (Southern Africa) Limited	South Africa
Invesco International Holdings Limited	United Kingdom
Invesco International Limited	Jersey
Invesco Investment Advisers LLC	USA
Invesco Investment Consulting (Beijing) Limited	China
Invesco Investment Management (Shanghai) Limited	China
Invesco Investment Management Limited	Ireland
Invesco Investment Services, Inc.	USA
Invesco Investments (Bermuda) Ltd.	Bermuda
Invesco IP Holdings (Canada) Ltd.	Canada
Invesco Loan Manager, LLC	USA
Invesco Ltd.	Bermuda
Invesco Management GmbH	Germany
Invesco Management S.A.	Germany
Invesco OFI Global Asset Management LLC	USA
Invesco Overseas Investment Fund Management (Shanghai) Limited	China
Invesco Pacific Group Limited	United Kingdom
Invesco Pacific Partner Ltd	Bermuda
Invesco Pension Limited	United Kingdom
Invesco Polska S.P. z.o.o.	Poland
Invesco Private Capital Investments, Inc.	USA
Invesco Private Capital, Inc.	USA
Invesco Real Estate Investment Asia Pacific Limited	China

Exhibit 21.0

Company Name	Jurisdiction
Invesco Real Estate Korea	South Korea
Invesco Real Estate Management S.a.r.l.	Germany
Invesco Real Estate UK Residential S.a.r.l.	Germany
Invesco Real Estate Value Add S.a.r.l.	Germany
Invesco Realty Asia I, Ltd	Cayman Islands
Invesco Realty, Inc.	USA
Invesco Ruihong Ltd.	China
Invesco Senior Secured Management, Inc.	USA
Invesco Services (Bahamas) Private Limited	Bahamas
Invesco Singapore Pte. Ltd.	Singapore
Invesco Specialized Products, LLC	USA
Invesco Taiwan Limited	China
Invesco Trust Company	USA
Invesco Trustee Private Limited	India
Invesco US Senior Loans Associates LLC	United States
Invesco UK Holdings Limited	United Kingdom
Invesco UK Limited	United Kingdom
Invesco UK Services Limited	United Kingdom
Invesco WLR Limited	China
Invesco WLRoss (Beijing) Management Consulting Co. Ltd.	China
IRE (Cayman) Limited	Cayman Islands
IRE AF II, LTD	Cayman Islands
IRE AFIII, Ltd.	Cayman Islands
IRE AFIV GP, LP	Cayman Islands
IRE AFIV GP, Ltd	Cayman Islands
IRE Asia Fund I, L.P.	Cayman Islands
IRE Financing GP S.a. r.l.	Luxembourg
IREPAC, Ltd.	Cayman Islands
IVZ Finance DAC	Ireland
IVZ Immobilien Verwaltungs GmbH	Germany
James Bryant Limited	United Kingdom
Jemstep, Inc.	USA
OFI Global Institutional Inc.	USA
OFI International Ltd.	United Kingdom
OFI Private Investments, Inc.	USA
OFI SteelPath, Inc.	USA
Oppenheimer Acquisition Corp	USA
OppenheimerFunds, Inc.	USA
OppenheimerFunds Distributor Inc.	USA
Oxygen KR (BVI) Limited	British Virgin Islands
Perpetual Limited	United Kingdom
Portfolio Pathway, LLC	USA
RedBlack Software, LLC	USA
RedBlack Software Private Limited	India

Exhibit 21.0

Company Name	Jurisdiction
Ross CG Management LP	USA
Ross Expansion Associates LP	USA
Sermon Lane Nominees Limited	United Kingdom
SNW Asset Management Corp.	USA
Shareholder Services, Inc.	USA
Source Holdings Limited	Cayman Islands
Source Schweiz GmbH	Switzerland
Theodomir S.a.r.l.	Luxembourg
Trimark Investments Ltd./Placements Trimark Ltée	Canada
Trinity Investment Management Corp.	USA
VV Immobilien Verwaltungs und Beteiligungs GmbH	Germany
W.L. Ross & Co. (India) LLC	USA
W.L. Ross & Co., LLC	USA
Wessex Winchester GP Limited	United Kingdom
WL Ross (India) Private Limited	USA
WL Ross DIP Management LLC	USA
WL Ross GW Holdings (Cayman) Ltd.	Cayman Islands